Corporate Social Responsibility (CSR) expenditure	12 Months Ended
Mar. 31, 2020
Disclosure Of Corporate Social Responsibility CSR Expenditure [Abstract]
Disclosure of service concession arrangements [text block]
37.	Corporate Social Responsibility (CSR) expenditure

Section 135 of the

Companies Act, 2013, requires Company to spend towards Corporate Social Responsibility (CSR). The Company is expected to spend ₹ 17,200 towards CSR in compliance of this requirement. A sum of ₹ 17,200 has been spent during the current year towards CSR activities as per details given below.

	Amount (₹)
Organization	2019-20	2018-19
VIRRD Trust, Dwarakha Tirumala	15,000	12,000
M/s Thiruvahindrapuram Veda Vidya Trust	-	200
Government ITI Bhimavaram IMC Society	-	500
Kaviraja Sahitya Viharamu -	-	500
ML Jaisimha Cricket 365 Academy	-	500
M/s Sri Saraswathi Vidya Peetham	500	-
Voluntary Health Services Hospital, Taramani	1700	-
Total	17,200	13,700